EXHIBIT 99.1

For more information contact Media: Leticia Lowe Phone 713.207.7702 Investors: Marianne Paulsen Phone 713.207.6500

For Immediate Release	Page 1 of 4

CENTERPOINT ENERGY REPORTS FIRST QUARTER 2007 EARNINGS
     Houston, TX — May 4, 2007 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $130 million, or $0.38 per diluted share, for the first quarter of 2007 compared to $88 million, or $0.28 per diluted share, for the same period of 2006. The first quarter of 2006 included an addition to the tax reserve related to the company’s Zero Premium Exchangeable Subordinated Notes, which reduced net income by $14 million, or $0.04 per diluted share.
     “I am very pleased with our overall results for the quarter,” said David M. McClanahan, president and chief executive officer of CenterPoint Energy. “Our businesses benefited from continued operational improvements, as well as a return to more normal winter weather compared to milder weather last year. I am especially pleased with the performance of our natural gas LDCs this quarter as we are beginning to realize the benefits of our efforts to improve the operating model in these businesses.”
OPERATING INCOME BY SEGMENT DETAILED
Electric Transmission & Distribution
     The electric transmission & distribution segment reported operating income of $104 million in the first quarter of 2007, consisting of $73 million for the regulated electric transmission & distribution utility (TDU) (including $11 million for the competition transition charge (CTC)) and $31 million related to the transition bonds. Operating income for the first quarter of 2006 totaled $110 million, consisting of $78 million for the TDU (including $16 million for the CTC) and $32 million related to the transition bonds.
     The decrease in operating income for the TDU was primarily due to the reduction in the allowed rate of return on the un-recovered CTC balance. Increases in operating income from higher usage primarily due to colder weather and customer growth of nearly 39,000 metered customers since March of 2006, more than offset the impact of the base rate reduction and settlement implemented in October of 2006. In addition, operating income for the first quarter of 2006 benefited from a gain on the sale of land.
Natural Gas Distribution
     The natural gas distribution segment reported operating income of $129 million for the first quarter of 2007 compared to $103 million for the same period of 2006. The increase in operating income was driven by increased usage primarily due to a return to normal weather,
-more-

EXHIBIT 99.1

For more information contact Media: Leticia Lowe Phone 713.207.7702 Investors: Marianne Paulsen Phone 713.207.6500

For Immediate Release	Page 2 of 4

customer growth of nearly 48,000 customers since March of 2006, and labor and benefit savings associated with staff reductions in 2006. These increases were partially offset by lower final base rates in Minnesota compared to interim rates accrued in the first quarter of 2006, higher expenses associated with improvements to customer service and increased bad debt expense.
Competitive Natural Gas Sales and Services
     The competitive natural gas sales and services segment reported operating income of $56 million for the first quarter of 2007 compared to $25 million for the same period of 2006. The increase was primarily driven by a $28 million gain on sales of gas from inventory partially offset by a $14 million unfavorable change resulting from mark-to-market accounting for non-trading financial derivatives. In addition, the first quarter of 2006 included a $13 million write-down of natural gas inventory to the lower of average cost or market.
Interstate Pipelines
     The interstate pipelines segment reported operating income of $44 million for the first quarter of 2007 compared to $49 million for the same period of 2006. The decrease in operating income was primarily due to an increase in operating expenses and the absence of a favorable natural gas storage adjustment recorded in the first quarter of 2006.
Field Services
     The field services segment reported operating income of $22 million for the first quarter of 2007 compared to $24 million for the same period of 2006. Continued increased demands for gas gathering and ancillary services were more than offset by lower commodity prices occurring in the first quarter of 2007 and increased operating expenses. In addition, this segment recorded equity income of $2 million in each of the first quarters of 2006 and 2007 from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other — net under the Other Income (Expense) caption.
DIVIDEND DECLARATION
     On April 26, 2007, CenterPoint Energy’s board of directors declared a regular quarterly cash dividend of $0.17 per share of common stock payable on June 8, 2007, to shareholders of record as of the close of business on May 16, 2007.
-more-

EXHIBIT 99.1

For more information contact Media: Leticia Lowe Phone 713.207.7702 Investors: Marianne Paulsen Phone 713.207.6500

For Immediate Release	Page 3 of 4

OUTLOOK FOR 2007
     CenterPoint Energy continues to expect diluted earnings per share for 2007 to be in the range of $1.02 to $1.12. This guidance takes into consideration various economic and operational assumptions related to the business segments in which the company operates. The company has made certain assumptions regarding the impact to earnings of various regulatory proceedings, but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any changes in accounting standards, any impact from acquisitions or divestitures, or the outcome of the TDU’s true-up appeal.
FILING OF FORM 10-Q FOR CENTERPOINT ENERGY, INC.
     Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Quarterly Report on Form 10-Q for the period ended March 31, 2007. A copy of that report is available on the company’s web site, www.CenterPointEnergy.com, under the “Investors” section. Other filings the company makes at the SEC and other documents relating to its corporate governance can also be found on that site.
WEBCAST OF EARNINGS CONFERENCE CALL
     CenterPoint Energy’s management will host an earnings conference call on Friday, May 4, 2007, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the web site for at least one year.
     CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, interstate pipelines and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total over $17 billion. With about 8,600 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.
-more-

EXHIBIT 99.1

For more information contact Media: Leticia Lowe Phone 713.207.7702 Investors: Marianne Paulsen Phone 713.207.6500

For Immediate Release	Page 4 of 4

     This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy’s or its subsidiaries’ business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy’s and its subsidiaries’ Form 10-Ks for the period ended December 31, 2006, CenterPoint Energy’s Form 10-Q for the period ended March 31, 2007, and other filings with the Securities and Exchange Commission.
###

CenterPoint Energy, Inc. and Subsidiaries
Statements of Consolidated Income
(Millions of Dollars)
(Unaudited)

	Quarter Ended March 31,
	2006	2007

Revenues:
Electric Transmission & Distribution	$385	$406
Natural Gas Distribution	1,480	1,567
Competitive Natural Gas Sales and Services	1,163	1,064
Interstate Pipelines	89	90
Field Services	41	39
Other Operations	4	2
Eliminations	(85)	(62)

Total	3,077	3,106

Expenses:
Natural gas	2,193	2,150
Operation and maintenance	331	352
Depreciation and amortization	140	145
Taxes other than income taxes	107	106

Total	2,771	2,753

Operating Income	306	353

Other Income (Expense) :
Loss on Time Warner investment	(14)	(44)
Gain on indexed debt securities	10	41
Interest and other finance charges	(115)	(123)
Interest on transition bonds	(33)	(31)
Other — net	6	6

Total	(146)	(151)

Income from Before
Income Taxes	160	202

Income Tax Expense	(72)	(72)

Net Income	$88	$130

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Selected Data From Statements of Consolidated Income
(Millions of Dollars, Except Share and Per Share Amounts)
(Unaudited)

	Quarter Ended
	March 31,
	2006	2007

Basic Earnings Per Common Share:
Net Income	$0.28	$0.41

Diluted Earnings Per Common Share:
Net Income	$0.28	$0.38

Dividends Declared per Common Share	$0.15	$0.17

Weighted Average Common Shares Outstanding (000):
- Basic	310,846	318,060
- Diluted	318,593	340,103

Operating Income (Loss) by Segment

Electric Transmission & Distribution:
Transmission & Distribution Operations	$78	$73
Transition Bond Companies	32	31

Total Electric Transmission & Distribution	110	104
Natural Gas Distribution	103	129
Competitive Natural Gas Sales and Services	25	56
Interstate Pipelines	49	44
Field Services	24	22
Other Operations	(5)	(2)

Total	$306	$353

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Electric Transmission & Distribution
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues:
Electric transmission and distribution utility	$331	$347	5%
Transition bond companies	54	59	9%

Total	385	406	5%

Expenses:
Operation and maintenance	134	154	(15%)
Depreciation and amortization	63	63	—
Taxes other than income taxes	56	57	(2%)
Transition bond companies	22	28	(27%)

Total	275	302	(10%)

Operating Income	$110	$104	(5%)

Operating Income — Electric transmission and distribution utility	78	73	(6%)
Operating Income — Transition bond companies	32	31	(3%)

Total Segment Operating Income	$110	$104	(5%)

Electric Transmission & Distribution
Operating Data:
Actual MWH Delivered
Residential	3,986,390	4,658,059	17%
Total	15,986,880	16,659,914	4%

Weather (average for service area):
Percentage of normal:
Cooling degree days	137%	113%	(24%)
Heating degree days	63%	110%	47%

Average number of metered customers:
Residential	1,717,836	1,752,264	2%
Total	1,950,829	1,989,744	2%

	Natural Gas Distribution
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues	$1,480	$1,567	6%

Expenses:
Natural gas	1,146	1,212	(6%)
Operation and maintenance	150	147	2%
Depreciation and amortization	38	38	—
Taxes other than income taxes	43	41	5%

Total	1,377	1,438	(4%)

Operating Income (Loss)	$103	$129	25%

Natural Gas Distribution Operating Data:
Throughput data in BCF
Residential	67	86	28%
Commercial and Industrial	72	81	13%

Total Throughput	139	167	20%

Weather (average for service area)
Percentage of normal:
Heating degree days	84%	98%	14%

Average number of customers:
Residential	2,896,766	2,946,203	2%
Commercial and Industrial	245,766	245,576	—

Total	3,142,532	3,191,779	2%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Competitive Natural Gas Sales and Services
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues	$1,163	$1,064	(9%)

Expenses:
Natural gas	1,129	998	12%
Operation and maintenance	8	9	(13%)
Depreciation and amortization	—	—	—
Taxes other than income taxes	1	1	—

Total	1,138	1,008	11%

Operating Income	$25	$56	124%

Competitive Natural Gas Sales and Services Operating Data:
Throughput data in BCF
Wholesale — third parties	89	94	6%
Wholesale — affiliates	11	3	(73%)
Retail & Pipeline	58	58	—

Total Throughput	158	155	(2%)

Average number of customers:
Wholesale	145	223	54%
Retail & Pipeline	6,664	6,764	2%

Total	6,809	6,987	3%

	Interstate Pipelines
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues	$89	$90	1%

Expenses:
Natural gas	(2)	4	300%
Operation and maintenance	27	27	—
Depreciation and amortization	10	10	—
Taxes other than income taxes	5	5	—

Total	40	46	(15%)

Operating Income	$49	$44	(10%)

Pipelines Operating Data:
Throughput data in BCF
Transportation	274	294	7%

Total Throughput	274	294	7%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Field Services
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues	$41	$39	(5%)

Expenses:
Natural gas	1	(3)	400%
Operation and maintenance	13	16	(23%)
Depreciation and amortization	3	3	—
Taxes other than income taxes	—	1	—

Total	17	17	—

Operating Income	$24	$22	(8%)

Field Services Operating Data:
Throughput data in BCF
Gathering	88	93	6%

Total Throughput	88	93	6%

	Other Operations
	Quarter Ended
	March 31,		% Diff
	2006	2007	Fav/(Unfav)
Results of Operations:
Revenues	$4	$2	(50%)
Expenses	9	4	56%

Operating Loss	$(5)	$(2)	(60%)

Capital Expenditures by Segment
(Millions of Dollars)
(Unaudited)

	Quarter Ended
	March 31,
	2006	2007
Capital Expenditures by Segment
Electric Transmission & Distribution	$79	$110
Natural Gas Distribution	40	33
Competitive Natural Gas Sales and Services	6	2
Interstate Pipelines	19	154
Field Services	11	27
Other Operations	10	11

Total	$165	$337

Interest Expense Detail
(Millions of Dollars)
(Unaudited)

	Quarter Ended
	March 31,
	2006	2007
Interest Expense Detail
Amortization of Deferred Financing Cost	$13	$19
Capitalization of Interest Cost	(1)	(8)
Transition Bond Interest Expense	33	31
Other Interest Expense	103	112

Total Interest Expense	$148	$154

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Millions of Dollars)
(Unaudited)

	December 31,	March 31,
	2006	2007

ASSETS
Current Assets:
Cash and cash equivalents	$127	$60
Other current assets	2,868	2,373

Total current assets	2,995	2,433

Property, Plant and Equipment, net	9,204	9,424

Other Assets:
Goodwill	1,709	1,709
Regulatory assets	3,290	3,248
Other non-current assets	435	392

Total other assets	5,434	5,349

Total Assets	$17,633	$17,206

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings	$187	$337
Current portion of transition bond long-term debt	147	152
Current portion of other long-term debt	1,051	993
Other current liabilities	2,836	2,284

Total current liabilities	4,221	3,766

Other Liabilities:
Accumulated deferred income taxes, net and investment tax credit	2,362	2,271
Regulatory liabilities	792	809
Other non-current liabilities	900	895

Total other liabilities	4,054	3,975

Long-term Debt:
Transition bond	2,260	2,183
Other	5,542	5,635

Total long-term debt	7,802	7,818

Shareholders’ Equity	1,556	1,647

Total Liabilities and Shareholders’ Equity	$17,633	$17,206

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Statements of Consolidated Cash Flows
(Millions of Dollars)
(Unaudited)

	Three Months Ended December 31,
	2006	2007
Cash Flows from Operating Activities:
Net income	$88	$130
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	154	164
Deferred income taxes and investment tax credit	4	(13)
Changes in net regulatory assets	23	22
Changes in other assets and liabilities	23	(56)
Other, net	23	17

Net Cash Provided by Operating Activities	315	264

Net Cash Used in Investing Activities	(201)	(403)

Net Cash Provided by (Used in) Financing Activities	(75)	72

Net Increase (Decrease) in Cash and Cash Equivalents	39	(67)

Cash and Cash Equivalents at Beginning of Period	74	127

Cash and Cash Equivalents at End of Period	$113	$60

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.